Exhibit 99.1

UNAUDITED PRO FORMA

COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated financial statements are based on the separate historical financial statements of M&T and Hudson City after giving effect to the merger and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements. The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2013 is presented as if the merger had occurred on September 30, 2013. The unaudited pro forma combined condensed consolidated statements of income for the year ended December 31, 2012 and the nine months ended September 30, 2013 are presented as if the merger had occurred on January 1, 2012. The historical consolidated financial information has been adjusted to reflect factually supportable items that are directly attributable to the merger and, with respect to the income statements only, expected to have a continuing impact on consolidated results of operations. The pro forma information is not necessarily indicative of what would have occurred had the acquisition taken place on the indicated dates. In particular, no adjustments have been made to the amounts of Hudson City’s provisions for credit losses or gain on bank investment securities that may not have been necessary had the acquired loans and investment securities been recorded at fair value as of January 1, 2012.

The unaudited pro forma combined condensed consolidated financial statements have been prepared using the acquisition method of accounting for business combinations under accounting principles generally accepted in the United States. M&T is the acquirer for accounting purposes. The unaudited pro forma adjustments, including the allocations of the purchase price, are preliminary and have been made solely for the purpose of providing unaudited pro forma combined condensed consolidated financial information. Certain reclassifications have been made to the historical financial statements of Hudson City to conform to the presentation in M&T’s financial statements.

A final determination of the acquisition consideration and fair values of Hudson City’s assets and liabilities, which cannot be made prior to the completion of the merger, will be based on the actual net tangible and intangible assets of Hudson City that exist as of the date of completion of the transaction. Consequently, amounts preliminarily allocated to acquired assets and assumed liabilities could change significantly from those allocations used in the unaudited pro forma combined condensed consolidated financial statements presented below.

In connection with the plan to integrate the operations of M&T and Hudson City following the completion of the merger, M&T anticipates that nonrecurring charges, such as costs associated with systems implementation, severance, and other costs related to exit or disposal activities, could be incurred. M&T is not able to determine the timing, nature and amount of these charges as of the date hereof. However, these charges could affect the results of operations of M&T and Hudson City, as well as those of the combined company following the completion of the merger, in the period in which they are recorded. The unaudited pro forma combined condensed consolidated financial statements do not include the effects of the costs associated with any restructuring or integration activities resulting from the transaction, as they are nonrecurring in nature and not factually supportable at the time that the unaudited pro forma combined condensed consolidated financial statements were prepared. Additionally, the unaudited pro forma adjustments do not give effect to any nonrecurring or unusual restructuring charges that may be incurred as a result of the integration of the two companies or any anticipated disposition of assets that may result from such integration.

The actual amounts recorded as of the completion of the merger may differ materially from the information presented in these unaudited pro forma combined condensed consolidated financial statements as a result of:

•	changes in the trading price for M&T’s common stock;

•	net cash used or generated in Hudson City’s operations between the signing of the merger agreement and completion of the merger;

•	other changes in Hudson City’s net assets that occur prior to the completion of the merger, which could cause material changes in the information presented below; and

•	changes in the financial results of the consolidated company, which could change the future discounted cash flow projections.

The unaudited pro forma combined condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma combined condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma combined condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma combined condensed consolidated financial statements should be read together with:

•	the accompanying notes to the unaudited pro forma combined condensed consolidated financial statements;

•	M&T’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2012, included in M&T’s Annual Report on Form 10-K for the year ended December 31, 2012;

•	Hudson City’s separate audited historical consolidated financial statements and accompanying notes as of and for the year ended December 31, 2012, included in Hudson City’s Annual Report on Form 10-K for the year ended December 31, 2012;

•	M&T’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2013 included in M&T’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013; and

•	Hudson City’s separate unaudited historical consolidated financial statements and accompanying notes as of and for the three and nine months ended September 30, 2013, included in Hudson City’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET

(in thousands)

(Unaudited)

The following unaudited pro forma combined condensed consolidated balance sheet gives effect to the acquisition by M&T of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on September 30, 2013.

	September 30, 2013
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Assets
Cash and due from banks	$1,941,944	$121,336	$—		$2,063,280
Interest-bearing deposits and federal funds sold	2,043,620	3,600,607	(1,991,418	)(2),(12)	3,652,809	(13)
Investment securities	8,309,773	10,371,388	114,037	(3)	18,795,198	(13)
Loans and leases	63,659,042	24,653,968	169,333	(4)	88,482,343
Allowance for credit losses	(916,370)	(291,007)	291,007	(4)	(916,370)

Loans and leases, net	62,742,672	24,362,961	460,340		87,565,973
Goodwill	3,524,625	152,109	1,137,255	(5),(12)	4,813,989
Core deposits and other intangibles assets	79,290	1,360	(1,360	)(6)	79,290
Other assets	5,785,561	576,799	455,970	(7)	6,818,330	(13)

Total assets	$84,427,485	$39,186,560	$174,824		$123,788,869

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$42,401,370	$21,427,531	$111,139	(8)	$63,940,040
Total borrowings	5,367,345	12,175,000	1,741,804	(9)	19,284,149	(13)

Total interest-bearing liabilities	47,768,715	33,602,531	1,852,943		83,224,189
Non interest-bearing deposits	24,150,771	652,200	—		24,802,971
Other liabilities	1,491,797	242,724	40,651	(10)	1,775,172

Total liabilities	73,411,283	34,497,455	1,893,594		109,802,332

Preferred equity	879,010	—	—		879,010
Common equity	10,137,192	4,689,105	(1,718,770	)(11),(12)	13,107,527

Total shareholders’ equity	11,016,202	4,689,105	(1,718,770)		13,986,537

Total liabilities and shareholders’ equity	$84,427,485	$39,186,560	$174,824		$123,788,869

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the nine months ended September 30, 2013 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2012.

	For the nine months ended September 30, 2013
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Interest income
Loans and leases, including fees	$2,071,332	$852,264	$(24,644	)(14)	$2,898,952
Investment securities	147,022	182,932	(56,911	)(15)	273,043
Other interest income	4,514	4,676	—		9,190

Total interest income	2,222,868	1,039,872	(81,555)		3,181,185

Interest expense
Deposits	65,146	139,764	(27,781	)(16)	177,129
Borrowings	150,977	423,459	(307,200	)(17)	267,236

Total interest expense	216,123	563,223	(334,981)		444,365

Net interest income	2,006,745	476,649	253,426		2,736,820
Provision for credit losses	143,000	36,500	—		179,500

Net interest income after provision for credit losses	1,863,745	440,149	253,426		2,557,320

Other income
Mortgage banking revenues	249,096	—	—		249,096
Service charges on deposit accounts	336,505	7,753	—		344,258
Trust income	370,132	—	—		370,132
Gain on investment securities	56,457	17,824	—		74,281
Net other than temporary impairment losses recognized in earnings	(9,800)	—	—		(9,800)
Other revenues from operations	416,569	—	—		416,569

Total other income	1,418,959	25,577	—		1,444,536

Other expense
Salaries and employee benefits	1,019,019	99,016	—		1,118,035
Equipment and net occupancy	195,657	27,916	—		223,573
Amortization of core deposit and other intangible assets	36,473	748	(748	)(18)	36,473
FDIC assessments	52,010	62,525	—		114,535
Other costs of operations	589,654	46,159	—		635,813

Total other expense	1,892,813	236,364	(748)		2,128,429

Income before taxes	1,389,891	229,362	254,174		1,873,427
Income taxes	472,833	89,975	99,763	(20)	662,571

Net income	917,058	139,387	154,411		1,210,856
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(58,058)	—	—		(58,058)

Net income available to common shareholders	$859,000	$139,387	$154,411		$1,152,798

Net income per common share
Basic	$6.69	$0.28	$—		$7.47
Diluted	$6.64	$0.28	$—		$7.43
Average common shares outstanding
Basic	128,369	497,669	25,874		154,243
Diluted	129,312	497,865	25,874		155,186

See accompanying notes to pro forma combined condensed consolidated financial statements.

M&T BANK CORPORATION

PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

The following unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2012 gives effect to M&T’s acquisition of Hudson City using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2012.

	For the year ended December 31, 2012
	M&T	Hudson City	Pro Forma Adjustments(1)		Pro Forma
Interest income
Loans and leases, including fees	$2,704,156	$1,322,455	$(40,713	)(14)	$3,985,898
Investment securities	235,161	349,141	(86,499	)(15)	497,803
Other interest income	2,368	1,443	—		3,811

Total interest income	2,941,685	1,673,039	(127,212)		4,487,512

Interest expense
Deposits	116,586	238,684	(66,230	)(16)	289,040
Borrowings	226,583	580,432	(409,599	)(17)	397,416

Total interest expense	343,169	819,116	(475,829)		686,456

Net interest income	2,598,516	853,923	348,617		3,801,056
Provision for credit losses	204,000	95,000	—		299,000

Net interest income after provision for credit losses	2,394,516	758,923	348,617		3,502,056

Other income
Mortgage banking revenues	349,064	—	—		349,064
Service charges on deposit accounts	446,698	11,461	—		458,159
Trust income	471,852	—	—		471,852
Gain on investment securities	9	—	—		9
Net other than temporary impairment losses recognized in earnings	(47,822)	—	—		(47,822)
Other revenues from operations	447,469	—	—		447,469

Total other income	1,667,270	11,461	—		1,678,731

Other expense
Salaries and employee benefits	1,314,540	129,644	—		1,444,184
Equipment and net occupancy	257,551	34,270	—		291,821
Amortization of core deposit and other intangible assets	60,631	982	(982	)(18)	60,631
FDIC assessments	101,110	123,695	—		224,805
Other costs of operations	775,428	68,011	6,500	(19)	849,939

Total other expense	2,509,260	356,602	5,518		2,871,380

Income before taxes	1,552,526	413,782	343,099		2,309,407
Income taxes	523,028	164,639	134,666	(20)	822,333

Net income	1,029,498	249,143	208,433		1,487,074
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(76,069)	—	—		(76,069)

Net income available to common shareholders	$953,429	$249,143	$208,433		$1,411,005

Net income per common share
Basic	$7.57	$0.50	$—		$9.30
Diluted	$7.54	$0.50	$—		$9.27
Average common shares outstanding
Basic	125,864	496,570	25,874		151,738
Diluted	126,405	496,605	25,874		152,279

See accompanying notes to pro forma combined condensed consolidated financial statements.

Notes to Pro Forma Combined Condensed Financial Statements (Unaudited)

(1)	Pro forma adjustments reflect increases (decreases) resulting from the use of the acquisition method of accounting.
(2)	Reflects the payment of cash consideration to Hudson City shareholders based on a 10-day average price for M&T common stock from December 31, 2013 to January 14, 2014.
(3)	Adjustment to reflect preliminary estimate of fair value of acquired investment securities.
(4)	Adjustment to reflect acquired loans at their preliminary estimate of fair value.
(5)	Adjustment to reflect $1,289,364,000 of preliminary estimated goodwill from this business combination.
(6)	Adjustment to eliminate Hudson City’s intangible assets. A significant portion of Hudson City’s core deposit base consists of fixed maturity time deposits and interest rate sensitive money market accounts. This fact, combined with Hudson City’s above average market pricing has led M&T to conclude that there is no significant core deposit intangible resulting from this transaction.
(7)	Reflects preliminary estimate to increase deferred tax assets by $473,742,000 for the effects of acquisition accounting adjustments and to reflect other miscellaneous adjustments of ($17,772,000).
(8)	Adjustment to reflect the preliminary estimate of fair value on interest-bearing deposits.
(9)	Reflects the preliminary estimate of the adjustment of $1,741,804,000 to record borrowings at fair value.
(10)	Reflects the preliminary estimate of adjustments to record the estimated liability for change-in-control agreements with former Hudson City employees of $37,151,000 and other miscellaneous adjustments of $3,500,000.
(11)	Reflects the issuance of 25,874,000 shares of M&T common stock using the January 14, 2014 closing price of $114.80 and the elimination of Hudson City’s September 30, 2013 equity.
(12)	The following table depicts the sensitivity of the purchase price and resulting goodwill to changes in M&T’s common stock price.

	Equity Consideration	Cash Consideration	Total Purchase Price	Estimated Goodwill
(in thousands)
As presented in pro forma	$2,970,335	$1,991,418	$4,961,753	$1,289,364
Up 10%	3,267,369	2,190,560	5,457,929	1,785,540
Down 10%	2,673,302	1,792,276	4,465,578	793,189

(13)	Subsequent to the acquisition of Hudson City, and dependent on market conditions, M&T expects to restructure the consolidated entity’s balance sheet by extinguishing a portion or all of Hudson City’s borrowings with a fair value of $13,916,804,000 using proceeds from the liquidation of a substantial portion of Hudson City’s investment securities, the realization of related deferred tax assets and the use of interest-bearing deposits and federal funds sold. As a result total assets and total liabilities could decrease by as much as $13,916,804,000.

	Nine Months Ended September 30, 2013	Year Ended December 31, 2012
	(in thousands)
(14) Reflects the estimated net amortization of premiums and discounts on acquired loans using a level-yield method over the estimated remaining terms to maturity of the loans and leases.	$(24,644)	$(40,713)
(15) Reflects the estimated net amortization of premiums and discounts on acquired investment securities.	(56,911)	(86,499)
(16) Reflects the estimated amortization of the related fair value adjustments to interest-bearing deposits using the effective interest method over the remaining terms to maturity.	(27,781)	(66,230)
(17) Reflects the estimated amortization of net premiums on acquired borrowings.	(307,200)	(409,599)
(18) Reflects the reversal of Hudson City’s amortization of intangible assets.	(748)	(982)
(19) Reflects estimated investment banking and other professional expenses directly associated with the acquisition.	—	6,500
(20) Income tax expense on pro forma adjustment using a 39.25% tax rate.	99,763	134,666
(21) The estimated decreases resulting from the net amortization of acquisition accounting adjustments for each of the five twelve-month periods subsequent to the acquisition date are as follows:

	Year 1	Year 2	Year 3	Year 4	Year 5
	(in thousands)
Interest income
Loans	$(40,713)	$(32,476)	$(31,056)	$(25,395)	$(23,056)
Investment securities	(86,499)	(74,364)	(62,229)	(50,095)	(37,960)
Interest expense
Deposits	(66,230)	(32,073)	(9,565)	(2,769)	(502)
Borrowings	(409,599)	(409,599)	(367,369)	(223,946)	(148,604)